                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):         JANUARY 27, 1999
                                                      --------------------------



                             U.S. BIOSCIENCE, INC.
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             (Exact name of registrant as specified in its charter)



             DELAWARE               1-10392           23-2460100
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         (State or other          (Commission        (IRS Employee
         jurisdiction of          File Number)     Identification No.)
          incorporation)



      ONE TOWER BRIDGE,  100 FRONT STREET,  WEST CONSHOHOCKEN, PA   19428
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          (Address of principal executive offices)         (Zip Code)



  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:      (610) 832-0570
                                                         ----------------------



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         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS
          ------------

     On January 28, 1999, U.S. Bioscience, Inc., a Delaware corporation ("USB"), announced by a press release that it had entered into a Securities Purchase Agreement, dated as of January 27, 1999, with Domain Partners IV, L.P., DP IV Associates, L.P. and Proquest Investments, L.P. (the "Purchasers") (a copy of which is filed as Exhibit 99.1 to this Form 8-K) for the issuance and sale by USB to the Purchasers of an aggregate of 2,686,728 shares of USB's Common Stock at a price of $7.444 per share ("Common Stock") and warrants to purchase 537,346 shares of USB's Common Stock, exercisable until February 2, 2002 at an exercise price of $11.16. A copy of the press release is filed as Exhibit 99.2 to this Form 8-K. The transaction closed on February 2, 1999.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     (a)  Financial Statements.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.

          99.1  Securities Purchase Agreement dated January 27, 1999.

          99.2  Press Release dated January 28, 1999.


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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            U.S. Bioscience, Inc.



Date:  February 2, 1999     By: /s/ Robert I. Kriebel
                               -------------------------------------------------
                            Robert I. Kriebel
                            Executive Vice President and Chief Financial Officer
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                                 Exhibit Index
                                 -------------



       Exhibit                                                           Page
       -------                                                           ----

        99.1     Securities Purchase Agreement dated January 27, 1999.

        99.2     Press Release dated January 28, 1999.